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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                March 25, 1998

                          SNYDER COMMUNICATIONS, INC.
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            (Exact name of Registrant as specified in its charter)



           Delaware                      1-12145                  52-1983617
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(State or other jurisdiction      (Commission File Number)    (I.R.S. Employer
       of incorporation)                                     Identification No.)



                  Two Democracy Center, 6903 Rockledge Drive
                     15th Floor, Bethesda, Maryland 20817
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      (Address of principal executive offices)          (Zip Code)


                                (301) 468-1010
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             (Registrant's telephone number, including area code)


                                Not applicable
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         (Former name or former address, if changed since last report)
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        On March 25, 1998, Snyder Communications Inc., a Delaware corporation (the "Registrant"), consummated a merger (the "Merger") whereby Snyder AR Acquisition, LLC, a Delaware limited liability company and wholly owned subsidiary of the Registrant, was merged with and into Arnold Communications, Inc., a Massachusetts corporation ("Arnold"), with Arnold surviving the Merger as a wholly owned subsidiary of the Registrant. The Registrant issued 2,779,171 shares of its common stock, $.001 par value, in exchange for Arnold's common equity. The Merger has been accounted for as a pooling of interests for accounting and financial reporting purposes. The consideration received by the stockholders of Arnold and the other material terms of the Merger were determined through arms'-length negotiation between the Registrant and Arnold.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (A)  Financial statements of businesses acquired.

        It is impracticable to provide the required financial statements for Arnold at the date hereof. The Registrant undertakes to file such required financial statements by means of an amendment to this Current Report on Form 8-K as soon as practicable, but no later than June 9, 1998.

        (B)  Pro forma financial information.

        It is impracticable to provide the required pro forma financial information required pursuant to Article 11 of Regulation S-X at the date hereof. The Registrant undertakes to file such required pro forma financial information by means of an amendment to this Current Report on Form 8-K as soon as practicable, but no later than June 9, 1998.

        (C)  Exhibits.

        2.1 Agreement and Plan of Merger by and among Snyder Communications, Inc., Snyder AR Acquisition, LLC, Arnold communications, Inc. and the Stockholders of Arnold Communications, Inc.

       99.1  Press release issued on March 26, 1998
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                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  SNYDER COMMUNICATIONS,  INC.
                                         (Registrant)



Date:  April 3, 1998                  /s/ Michele D. Snyder
      --------------                  ---------------------------
                                      Michele D. Snyder
                                      Vice Chairman, President
                                      and Chief Operating Officer



Date:  April 3, 1998                  /s/ A. Clayton Perfall
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                                      A. Clayton Perfall
                                      Chief Financial Officer